Registration No. 333-
    ========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

                 Delaware                               38-0549190
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       incorporation or organization)

                                The American Road
                          Dearborn, Michigan 48121-1899
               (Address of principal executive offices) (Zip Code)

                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES
                            (Full title of the Plan)

                              J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                The American Road
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Tile of Each
Class of                                           Proposed                Proposed Maximum
Securities to be          Amount to be             Maximum Offering        Aggregate Offering       Amount of
Registered                Registered (a)           Price Per Share (b)     Price                    Registration Fee
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Series C Participating           116,466
Stock, $1.00 par value           shares                 $56,562.50             $6,587,608,125           $1,943,344.40
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
                                 116,466,000
Depositary Shares                 shares (c)                ___                       ___                    ___
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Common Stock,                    116,466,000                ___                       ___                    ___
$1.00 par value                   shares (d)
------------------------- ------------------------ ----------------------- ------------------------ ========================

     (a) The number of shares being registered represents the maximum number of shares that may be acquired by Fidelity Management Trust Company, as trustee under the Master Trust established as of September 30, 1995, as amended, and as trustee under the Plan, during 1998 and during subsequent years until a new Registration Statement becomes effective.

     (b) Based on the market price of 1,000 shares of Common Stock of the Company on March 2, 1998 in accordance with Rule 457(c) under the Securities Act of 1933.

     (c) Each Depositary Share will represent 1/1,000 of a share of Series C Participating Stock and will be evidenced by a Depositary Receipt issued pursuant to a Deposit Agreement.

     (d) The number of shares being registered represents the maximum number of shares of Common Stock as are issuable upon conversion of the Series C Participating Stock registered hereby.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES


INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-28181, 33-64607, 33-54735, 33-54275, 33-50194, 33-36061, 33-14951 and 2-95020 are incorporated herein by reference.



INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents filed or to be filed with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

          (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

          (c) The description of Ford's Common Stock contained in registration statement no. 33-43085 filed by Ford under the Securities Act of 1933.

     All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

Item 4.  Description of Securities

     For a description of Ford's Series C Participating Stock and Depositary Shares, each representing 1/1,000 of a share of such Series C Participating Stock, see Exhibits 4.G, 4.H, 4.I and 4.J to this Registration Statement.

    For a description of Ford's Common Stock, see Item 3 above.

Item 8. Exhibits.


Exhibit 4.A   - Ford Motor Company Savings and Stock Investment Plan for
                Salaried Employees. Filed as Exhibit 4.A to Registration Statement No. 33-64607 and incorporated herein by reference.

Exhibit 4.B   - Copy of Amendment effective as of January 1, 1997 to the Savings and Stock Investment Plan for Salaried Employees. Filed with this Registration Statement.
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                                        -3-

Exhibit 4.C   - Copy of Amendment effective as of March 2, 1998 to the
                Savings and Stock Investment Plan for Salaried Employees. Filed with this Registration Statement.

Exhibit 4.D   - Copy of Master Trust Agreement dated as of September 30, 1995 between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.B to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.E   - Copy of Amendment  dated October 25, 1997 to Master Trust
                Agreement between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed with this Registration Statement.

Exhibit 4.F   - Copy of Group Annuity Contract effective January 1, 1995 between
                John Hancock Mutual Life Insurance Company and Comerica Bank, as Trustee. Filed as Exhibit 4.E to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.G   - Form of Certificate of Designations designating Series C
                Participating Stock.  Filed with this Registration Statement.

Exhibit 4.H   - Form of certificate for shares of Series C Participating Stock.
                Filed with this Registration Statement.

Exhibit 4.I   - Form of Deposit Agreement.  Filed with this Registration
                Statement.

Exhibit 4.J   - Form of Depositary Receipt is included in Exhibit 4.I.

Exhibit 5.A   - Opinion of Peter  Sherry,  Jr., an Assistant Secretary and
                Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B   - Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5.B to Registration Statement No. 333-28181 and incorporated herein by reference.

Exhibit 15    - Letter from Independent Certified Public Accountants regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23    - Consent of Independent Certified Public Accountants. Filed
                with this Registration Statement.

Exhibit 24.A  - Powers of Attorney authorizing signature. Filed with this
                Registration Statement.

Exhibit 24.B  - Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed with this Registration Statement.

                                   SIGNATURES


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 6th day of March, 1998.


                                  FORD MOTOR COMPANY SAVINGS AND STOCK
                                  INVESTMENT PLAN FOR SALARIED EMPLOYEES


                                  By:/s/Glen Anderson
                                     -----------------------------------
                                     Glen Anderson, Chairman
                                     Savings and Stock Investment Plan Committee

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 6th day of March, 1998.


                                        FORD MOTOR COMPANY

                                        By:  Alex Trotman*
                                           --------------------------
                                           (Alex Trotman)
                                           Chairman of the Board of Directors


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



    Signature                              Title                            Date
    ---------                              -----                            ----
                                Director and Chairman of the
                                Board of Directors, President
                                and Chief Executive Officer
Alex Trotman*                   (principal executive officer)              March 6, 1998
------------------------
(Alex Trotman)



Michael D. Dingman*             Director                                   March 6, 1998
------------------------
(Michael D. Dingman)


                                Director, Vice President-Ford
                                and President and Chief
                                Operating Officer,
Edsel B. Ford II*               Ford Motor Credit Company                  March 6, 1998
-----------------------
(Edsel B. Ford II)



William Clay Ford*              Director                                   March 6, 1998
-----------------------
(William Clay Ford)


                                Director and Chairman
William Clay Ford, Jr.*         of the Finance Committee                   March 6, 1998
------------------------
(William Clay Ford, Jr.)

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                                        -6-
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


    Signature                              Title                            Date
    ---------                              -----                            ----

Irvine O. Hockaday, Jr.*        Director                                   March 6, 1998
---------------------------
(Irvine O. Hockaday, Jr.)


Marie-Josee Kravis*             Director                                   March 6, 1998
---------------------------
(Marie-Josee Kravis)


Ellen R. Marram*                Director                                   March 6, 1998
---------------------------
(Ellen R. Marram)



Homer A. Neal                   Director                                   March 6, 1998
---------------------------
(Homer A. Neal)



Carl E. Reichardt*              Director                                   March 6, 1998
---------------------------
(Carl E. Reichardt)



John L. Thornton                Director                                   March 6, 1998
---------------------------
(John L. Thornton)


                                Executive Vice President
                                and Chief Financial Officer
John M. Devine*                 (principal financial officer)              March 6, 1998
---------------------------
(John M. Devine)


                                Corporate Controller
William J. Cosgrove*            (principal accounting officer)             March 6, 1998
---------------------------
(William J. Cosgrove)



*By:/s/K. S. Lamping
    -----------------------
     (K. S. Lamping,
     Attorney-in-Fact)

                                  EXHIBIT INDEX

                                                                 Sequential Page
                                                                  at Which Found
                                                                (or Incorporated
                                                                   by Reference)
                                                                 ---------------


Exhibit 4.A   - Ford Motor Company Savings and Stock Investment
                Plan for Salaried Employees. Filed as Exhibit
                4.A to Registration Statement No. 33-64607 and incorporated herein by reference.

Exhibit 4.B   - Copy of Amendment effective as of January 1,
                1997 to the Savings and Stock Investment Plan for Salaried Employees. Filed with this Registration Statement.

Exhibit 4.C   - Copy of Amendment effective as of March 2,
                1998 to the Savings and Stock Investment Plan for Salaried Employees. Filed with this Registration Statement.

Exhibit 4.D   - Copy of Master Trust Agreement dated as of
                September 30, 1995 between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.B to Registration Statement
                No. 33-64605 and incorporated herein by reference.

Exhibit 4.E   - Copy of Amendment dated October 25, 1997 to
                Master Trust Agreement between Ford Motor
                Company and Fidelity Management Trust Company, as Trustee. Filed with this Registration Statement.

Exhibit 4.F   - Copy of Group Annuity Contract effective January 1,
                1995 between John Hancock Mutual Life Insurance Company and Comerica Bank, as Trustee. Filed as
                Exhibit 4.E to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.G  -  Form of Certificate of Designations designating
                Series C Participating Stock.  Filed with this
                Registration Statement.

Exhibit 4.H  -  Form of certificate for shares of Series C
                Participating Stock.  Filed with this Registration
                Statement.

Exhibit 4.I  -  Form of Deposit Agreement.  Filed with this
                Registration Statement.

Exhibit 4.J  -  Form of Depositary Receipt is included in
                Exhibit 4.I.

Exhibit 5.A  - Opinion of Peter Sherry, Jr., an Assistant
               Secretary and Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B  - Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as
               Exhibit 5.B to Registration Statement No.
               333-28181 and incorporated herein by
               reference.

Exhibit 15   - Letter from Independent Certified Public
               Accountants regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23   - Consent of Independent Certified Public
               Accountants.  Filed with this Registration
               Statement.

Exhibit 24.A - Powers of Attorney authorizing signature.
               Filed with this Registration Statement.

Exhibit 24.B - Certified resolutions of Board of Directors
               authorizing signature pursuant to a power of attorney. Filed with this Registration Statement.